UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TRANSATLANTIC PETROLEUM LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 12, 2018, PMB Helin Donovan, LLP (“PMB Helin”) notified TransAtlantic Petroleum Ltd. (the “Company”) that, because of reasons unrelated to the Company, PMB Helin has decided that it will no longer provide audit services to public companies, including the Company, and will no longer seek re-appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  Accordingly, PMB Helin resigned as the Company’s auditor effective June 12, 2018.

As a result of this notification, proposal number 2 regarding the appointment of PMB Helin as the Company’s independent registered public accounting firm for the year ending December 31, 2018 contained in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 30, 2018 (“Proposal 2”), regarding the Company’s annual general meeting of shareholders to be held on June 19, 2018 (“2018 Annual Meeting”), has become moot.

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is currently in the process of selecting a replacement independent registered accounting firm for the year ending December 31, 2018.  The Audit Committee expects to appoint a new independent registered accounting firm as soon as practicable following the 2018 Annual Meeting.

The reports of PMB Helin on the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through June 12, 2018, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and PMB Helin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB Helin, would have caused PMB Helin to make reference to the subject matter of the disagreements in their audit reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PMB Helin with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Current Report”). The Company requested that PMB Helin furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PMB Helin’s letter, dated June 13, 2018, is attached as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	PMB Helin Donovan, LLP letter addressed to the U.S. Securities and Exchange Commission, dated June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 13, 2018

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

Exhibit 16.1

P.O. Box 202260 Austin, TX 78720 pmbhd.com T 512.258.9670 F 512.258.5895

June 13, 2018

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Dear Sir/Madam:

We have read the statements included under Item 4.01 in the Form 8-K dated June 13, 2018 of TransAtlantic Petroleum Ltd. (the "Company") to be filed with the Securities and Exchange Commission, and we agree with such statements insofar as they relate to our resignation and our audits for the fiscal years ended December 31, 2017 and 2016.

Very truly yours,

PMB Helin Donovan, LLP

/s/ PMB Helin Donovan, LLP

Austin, Texas

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 19, 2018. Meeting Information TRANSATLANTIC PETROLEUM LTD. Meeting Type: Annual General Meeting For holders as of: April 20, 2018 Date: June 19, 2018 Time: 10:00 AM CT Location: Warwick Melrose Hotel 3015 Oak Lawn Avenue Dallas, TX 75219 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E48075-P09820 TRANSATLANTIC PETROLEUM LTD. 16803 DALLAS PARKWAY ADDISON, TX 75001 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX E48076-P09820 . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors. Nominees: 1a. N. Malone Mitchell 3rd 1b. Bob G. Alexander 1c. Brian E. Bayley 1d. Charles J. Campise 1e. Gregory K. Renwick 1f. Mel G. Riggs E48077-P09820 2. Appoint PMB Helin Donovan, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2018 and to authorize the audit committee to determine their remuneration. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:59 PM ET on June 15, 2018. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person. Note: Such other business that may properly come before the meet

E48078-P09820